AGREEMENT


         THIS AGREEMENT is entered into this 14 day of December, 1995, by and between Solar Logos Foundation and Northern Holdings hereinafter referred to as "SELLER" and Oasis International Hotel & Casino, Inc. and Oasis International Corporation, hereinafter referred to as "BUYER".

         WHEREAS: Seller desires to sell and Buyer desires to purchase the property as generally described in Exhibit "A" attached hereto, hereinafter referred to as the "PROPERTY", and;

         WHEREAS: Seller has represented that the water rights that pertain to the Property are set forth in Exhibit "C" as attached hereto and represent a total of 1,664.04 acre feet of water per year;

         WHEREAS: Seller and Buyer have agreed to divide the Property into five tracts as set forth in Exhibit "B" as attached hereto and between themselves desire to apportion the water rights to each tract between these parties and their assigns;

         WHEREAS: Seller shall convey all water rights to the Buyer in the Property at the time of sale, Buyer shall thereafter exercise all rights to water that pertain to the Property subject to Sellers rights in those tracts subject to the secured interest of the Seller;

         WHEREAS: Seller and Buyer agree that upon the return to Seller of title to any of the tracts of property, through whatever means, water rights that pertain to that tract as set forth in Exhibit "B" shall also transfer to the Seller;

         WHEREAS: The water rights as referred to herein require annual filings with the State of Nevada to preserve and protect those rights. Buyer shall be solely responsible for the preservation of all such rights and agrees to provide copies of the annual filings to Seller until Seller has released all secured interests it has to any of the Property,

         THEREFORE: Seller conveys to Buyer all water rights in the Property subject to Seller's security interest in the tracts of the Property and the water rights assigned to each tract;

         THEREFORE: Seller and Buyer agree that the level of water rights as set forth in Exhibit "B" attached hereto shall follow and be included in any transfer of those tracts between Seller and Buyer;

         THEREFORE: Buyer agrees to provide to Seller proof of the annual filings with the State of Nevada regarding the water rights to each tract until Seller has released and all security interest held by Seller in that tract of the Property;

         THEREFORE: Seller agrees to allow Buyer to maintain and develop the water rights to the Property, subject only to the security interest held by Seller in both the Property and the related water rights.

                  DATED THIS 14 DAY OF DECEMBER, 1995.

SELLER:     Solar Logos Foundation

BY:      /s/ N.D. Paulsen, President

BUYER:     Oasis International Corporation

BY:      Steve Christensen, President

                                   EXHIBIT "A"

                                  SCHEDULE "A"

         79.38 Acres, more or less, where the Mobile Home Park is currently situated.

                                   EXHIBIT "A"

                                  SCHEDULE "B"

   A parcel of land located in Section 2, T 36 N, R 66 E,  MDB&M.,  Elko County,

Nevada, more particularly described as follows:

    Beginning  at the  Northeast  corner of said section 2, a point being corner

no. 1, the true point of beginning.


    thence N89 53' 38' W. 2192.52 feet along the North line of said Section 2 to corner  no. 2, a point also  being on the  Southeasterly  Right of Way of Nevada

State Route 233,

    thence S 45 06' 22' W.  1550.37 feet along the said  Southeasterly  Right of

Way of Nevada State Route 233 to corner no. 3,

   thence N 88  34' 02" E, 1281.06 feet to corner no. 4,

    thence S 75 00' 22" E, 2,  119.03  feet to corner no. 5, a point on the East line of said Section 2,

   thence N 01 04' 13" W,  1613.23 feet along the said East line of Section 2 to corner no. 1, the point of beginning, containing 80.37 acres more or less.

                                       AND

   Two parcels of land located in Section 2,  Township 36 North,  Range 66 East,

M.D.B. & M., Elko County, Nevada, more particularly described as follows:

Parcel No. 1

   Commencing at the east 1/4 corner of said Section 2;

    thence North 1 04' 13" West,  along the  easterly  line of said Section 2, a distance of 170.12 feet to corner No. 1, the Point of Beginning;

   thence North 21  10' 48" West, a distance of 336.07 feet to corner No. 2;

   thence North 60  15' 32" West, a distance of 2236.39 feet to corner No. 3;

    thence  South 75 00' 22" East, a distance of 2, 119.03 feet to Corner No. 4,

a point on the easterly line of said Section 2;

  thence  South 1 04' 13" East,  along the  easterly  line of said Section 2, a distance of 874.73 feet to Corner No. 1, the Point of Beginning.

   Said parcel contains an area of 15.007 acres, more or less

Parcel No. 2

   Commencing at the wast 1/4 corner of said Section 2;

   thence  South 1 04' 13" East,  along the  easterly  line of said Section 2, a distance of 57.93 feet to a point;  thence  South 35 12' 21" West, a distance of 1008.72  feet to a point;  thence  North 48 10' 55" West,  a  distance  of

   201.30 feet to Corner No. 1, the Point of

Beginning;

   thence North 88  12' 38" West, a distance of 1548.44 feet to Corner No. 2;

   thence North 49  34' 06" West, a distance of 817.48 feet to Corner No. 3;

   thence North 41  49' 05" East, a distance of 1015.69 feet to Corner No. 4;

    thence  South 48 10' 55" East,  a distance of 2002.91  feet to Corner No. 1,

the Point of

Beginning.

   Said parcel contains an area of 32.424 acres, more or less. Parcel 3.

   5.05 Acre tract, more or less, zoned Light Industrial.

Parcel 4.

   229.98 Acre tract, more or less, of open zoning.

                                   EXHIBIT "A"

                                  SCHEDULE "C"

         226.42 Acres, more or less, west of State Road 233 and North of I-80.

                                   EXHIBIT "A"

                                  SCHEDULE "D"

   A parcel of land located in Section 3, T 36 N, R 66 E,  MDB&M.,  Elko County,

Nevada, more particularly described as follows:

   Commencing at the Northwest  corner of said Section 3, thence N 88 20' 40" E,

1211.34  feet  along  the  North  line of  said  Section  3,  to a point  on the

Southwesterly Right of Way of Interstate Route 80, thence S. 36 16' 41" E 520.42 feet  along  the said  Southwesterly  Right of Way of  Interstate  Route 80 to a

point, thence from a tangent bearing S 36 16' 41" E on a curve to the left, with a radius of 10,270.00 feet, through a central angle of 11 02' 52", for an arc length of 1980.23 feet along the said  Southwesterly  Right of Way of Interstate

Route 80 to corner no. 1, the true point of beginning.

   thence from a tangent  bearing S 47 19' 32" E on a curve to the left,  with a radius of  10,270.00  feet,  through a  central  angle of 1 42' 06",  for an arc length of 305.00 feet along the said Southwesterly Right of Way of Interstate Route 80 to corner no. 2,

    thence S 49 01' 38" E, 995.46 feet along the said Southwesterly Right of Way of

Interstate Route 80 to corner no. 3,

   thence S 40  58' 22" W, 1000.00 feet to corner no. 4,

  thence N 49  01' 38" W, 995.46 feet to corner no. 5,

   thence from a tangent bearing N 49 01' 38" W on a curve to the right,  with a radius of  11,270.00  feet,  through a  central  angle of 3 55' 59",  for an arc length of 773.65 feet to corner no. 6,

   thence N 44  54' 21" E 700.00 feet to corner no. 7 ,

   thence from a tangent  bearing S 45 05' 39" E on a curve to the left,  with a radius of  10,570.00  feet,  through a  central  angle of 2 13' 54",  for an arc length of 411.68 feet to corner no. 8,

    thence N 42 40' 28" E, 300.00 feet to corner no. 1, the point of  beginning,

containing

37.03 acres, more or less.

Parcel No. 2:

   A parcel of land located in Section 36, T 36 N, R 66 E, MDB&B.,  Elko County,

Nevada, more particularly described as follows:

   Commencing at the Northwest  corner of said Section 3, thence N 88 20' 40" E,

1211.34  feet  along  the  North  line of  said  Section  3,  to a point  on the

Southwesterly Right of Way of Interstate Route 80, thence S 36 16' 41" E, 502.42 feet  along  the said  Southwesterly  Right of Way of  Interstate  Route 80 to a

point, thence form a tangent bearing S 36 16' 41" E on a curve to the left, with a radius of  10,270.00  feet,  through  a central  angle of 8 48' 58" for an arc length of 1580.23 feet along the said  Southwesterly  Right of Way of Interstate

Route 80 to corner no. 1, the true point of beginning,

   thence from a tangent  bearing S 45 05' 39" E on a curve to the left,  with a radius of  10,270.00  feet,  through a  central  angle of 2 13' 54",  for an arc length of 400.00 feet along the said  Southwesterly  Right of Way of  Interstate

Route 80 to corner no.2,

   thence S 42  40' 28" W, 300.00 feet to corner no. 3,

    thence from a tangent bearing N 47 19' 32" W on a curve to the right, with a radius of

    10,570.00  feet,  through a central angle of 2 13' 54", for an arc length of

411.68 feet to

corner no. 4, thence N 44  54' 21" E, 300.00 feet to corner no. 1, the point of beginning, containing 2.80 acres, more or less.

Parcel No. 3:

   A parcel of land located in Section 3, T 36 N, R 66 E,  MDB&B.,  Elko County,

Nevada, more particularly described as follows:

   Commencing at the Northwest  corner of said Section 3, thence N 88 20' 40" E,

846.78  feet  along the North  line of said  Section 3, to corner no. 1 the true point of beginning.

   thence  continuing  N 88 20' 40" E,  364.56 feet along the said North line of said  Section 3, to corner no. 2, a point on the  Southwesterly  Right of Way of

Interstate Route 80,

    thence S 36 16' 41" E, 502.42 feet along the said Southwesterly Right of Way of

Interstate Route 80 to corner no. 3,

   thence from a tangent  bearing S 36 16' 41" E on a curve to the left,  with a radius of  10,270.00  feet,  through a  central  angle of 8 48' 58",  for an arc length of 1580.23 feet along the said  Southwesterly  Right of Way of Interstate

Route 80 to corner no.4,

   thence S 44  54' 21" W, 300.00 feet to corner no. 5,

   thence from a tangent bearing N 45 05' 39" W on a curve to the right,  with a radius of  10,570.00  feet,  through a  central  angle of 8 48' 58",  for an arc length of 1626,39 feet to corner no. 6,

    thence N 36 16' 41" W, 727.55 feet to corner no. 1, the point of  beginning,

containing

15.5 acres, more or less.

Parcel No. 4

   A parcel of land located in Section 3, T 36 N, R 66 E,  MDB&B.,  Elko County,

Nevada,  more  particularly  described as follows:  Commencing  at the Northwest corner of said  Section 3, thence N 88 20' 40" E,  1211.34  feet along the North line of said Section

3, to a point on the  Southwesterly  Right of Way of  Interstate  Route 80, to a

point,  thence form a tangent  bearing S 36 16' 41",  520.42 feet along the said

Southwesterly  Right of Way of  Interstate  Route 80 to a point,  thence  from a tangent  bearing  S 36 16'  41" E on a  curve  to the  left,  with a  radius  of

10,270.00  feet,  through a central  angle of 12 44' 57",  for an arc  length of

2285.23 feet along the said Southwesterly Right of Way of Interstate Route 80 to a point,  thence S 49 01' 38" E, 995.46 feet, along the said Southwesterly Right of Way of  Interstate  Route 80 to corner  no.1,  the true  point of  beginning,

thence  continuing  S 49 01' 38" E,  1100.00  feet along the said  Southwesterly

Right to Way of Interstate Route 80 to corner no. 2,

   thence S 16  29' 19" W, 329.64 feet to corner no. 3,

   thence N 49  01' 38" W, 1236.62 feet to corner no. 4,

    thence N 40 58' 22" E, 300.00 feet to corner no. 1, the point of  beginning,

containing

8.1 acres, more or less.

Parcel No. 5:

   334.01 remaining acres, more or less, of raw land south of I-80.

                                   EXHIBIT "A"

                                  SCHEDULE "E"

   Township 36 North, Range 66 East, M.D.B.& M., Elko County:

Section 2: a portion of  property  within  18.74 acres in the W 1/2 SW 1/4 to be bounded on the Northwest and Southwest  sides by the right of way  boundaries of

State Highway 233 and Interstate 80

                                       AND

   A parcel of land located in Section 2, T 36 N, R 66 E,  MDB&M.,  Elko County,

Nevada, more particularly described as follows:

   Beginning at the South 1/4 Corner said section 2, a point being corner no. 1,

the true point of beginning.

    thence N 88 56' 46' W. 624.62 feet along the South line of said Section 2 to corner

    no. 2, a point also being on the  Northeasterly  Right of Way of  Interstate

Route 80,

    thence N 49 01' 38' W. 957.24 feet along the said Northeasterly Right of Way of

Interstate 80 to corner no. 3,

   thence N 02  47' 03" W, 424.06 feet, to corner no. 4,

    thence  N 49 01'  38" W,  1,615.94  feet to  corner  no.  5, a point  on the

Southeasterly

Right of Way of Nevada State Route 233,

    thence N 44 03' 25" E, 300.44 feet along the said Southeasterly Right of Way of Nevada State Route 223 to corner no. 6, thence S 49 01' 38" E, 3574.67  feet,

to corner no. 7 a point on the said South line of Section 2, thence N 88 58' 42'

W. 320.00 feet along the said South line of said  Section 2 to corner no. 1, the point of beginning,  containing 32.5 acres more or less.

                                   EXHIBIT "B"

TRACT NO. 1

About 51.24 acres 416.08 Acre Feet per Year As more fully described in Exhibit "A", Schedule "E".


TRACT NO. 2       About 79.38 acres 312.0 Acre Feet per year
 As more fully described in Exhibit "A", Schedule "A".


TRACT NO. 3       About 355.83 acres        312.0 Acre Feet per Year
 As more fully described in Exhibit "A", Schedule "B".


TRACT NO. 4       About 226.42 acres        312.0 Acre Feet per year
 As more fully described in Exhibit "A", Schedule "C".


TRACT NO. 5       About 397.24 acres        312.0 Acre Feet per year
 As more fully described in Exhibit "A", Schedule "D".

                                    EXHIBIT C

    WATER RIGHTS APPURTENANT TO TRACT NO. S 1, 2, 3, 4 AND 5

    The following water right permits represent a total combined volume of water of 1,664.08 acre feet per year from underground sources. These permits are recorded and on file with the Nevada Division of Water Resources - Nevada State Engineer's Office.



                                 State of Nevada
                Department of Conservation and Natural Resources
                           Division of Water Resources
                         Nevada State Engineer's Office
                                123 West Nye Lane
                            Carson City, Nevada 89710
                                 (702) 687-4380



                    Point of Diversion - Permitted Well Site

Permit No.        1/4               1/4              Section  Township Range
----------        ---               ---              -------  -------- -----
45320             NE                SE               2         36      66
53690             NE                SE               2         36      66

53689             SW                NW               2         36      66

46580             SE                NW               2         36      66

53691             SE                SE               3         36      66

53688             NW                SW               2         36      66